SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2007

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

Two Liberty Place, 1601 Chestnut Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Beginning on May 30, 2007 and for the remainder of the week, Company officials expect to attend meetings and participate in telephone calls with investors and analysts during which they expect to reconfirm CIGNA's consolidated adjusted income from operations estimates for full year 2007 and to reconfirm CIGNA's expectations regarding membership results for full year 2007, as discussed on the Company's May 2, 2007 conference call. In addition, as noted in our first quarter, 2007 filing on Form 10Q, with respect to the Run-Off Reinsurance segment, the Company has been monitoring its experience related to the annuitization election rates under agreements that reinsure guaranteed minimum income benefit contracts issued by other insurance companies. Based on experience received to date, the Company now expects that it will increase reserves related to this product during 2007. While the actual amount and timing of the reserve increase are uncertain at this time as the Company is presently evaluating the extent to which emerging experience warrants a change in long term assumptions, based on experience received to date, current interest rates and current equity market levels, the Company does not expect the charge to exceed $100 million, after tax. Accordingly, the anticipated charge which is expected to be classified as a special item, could be material to financial results for the year ended December 31, 2007, but is not expected to have a material adverse impact on the financial condition of the Company.

A transcript of the May 2nd call is available at http://www.cigna.com/about_us/investor _relations/recent_disclosures.html.

Some of the meetings noted above will take place at Bank of America's 2007 Global Healthcare Conference, where CIGNA will make a presentation on May 30, 2007, which is expected to begin at 8:00 a.m., Pacific Daylight Time. Investors, analysts, and the general public are invited to listen to the presentation over the Internet via webcast by visiting http://www.cigna.com/about_us/investor_relations/index.html and going to the Event Calendar.

Adjusted income from operations is income from continuing operations excluding realized investment results and special items. Information is not available for management (1) to reasonably estimate future realized investment gains (losses) due in part to interest rate and stock market volatility and other internal and external factors or (2) to identify or reasonably estimate 2007 special items, except as noted above.

The foregoing statements represent management's current estimate of CIGNA's consolidated adjusted income from operations as of the date of this report. Actual results may differ materially depending on a number of factors, and investors are urged to read the Cautionary Statement included in this report for a description of those factors. Management does not assume any obligation to update these estimates.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

CIGNA and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in CIGNA’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors. Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties. These forward-looking statements are based on management’s beliefs and assumptions and on information available to management at the time the statements are or were made. Forward-looking statements include but are not limited to the information concerning possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, trends, and, in particular, CIGNA’s productivity initiatives, litigation and other legal matters, operational improvement in the health care operations, and the outlook for CIGNA’s full year 2007 results. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should” or similar expressions.

You should not place undue reliance on these forward-looking statements. CIGNA cautions that actual results could differ materially from those that management expects, depending on the outcome of certain factors. Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	increased medical costs that are higher than anticipated in establishing premium rates in CIGNA’s health care operations, including increased use and costs of medical services;

2.	increased medical, administrative, technology or other costs resulting from new legislative and regulatory requirements imposed on CIGNA’s employee benefits businesses;

3.
challenges and risks associated with implementing operational improvement initiatives and strategic actions in the health care operations, including those related to: (i) offering products that meet emerging market needs, (ii) strengthening underwriting and pricing effectiveness, (iii) strengthening medical cost and medical membership results, (iv) delivering quality member and provider service using effective technology solutions, and (v) lowering administrative costs;

4.
risks associated with pending and potential state and federal class action lawsuits, purported securities class action lawsuits, disputes regarding reinsurance arrangements, other litigation and regulatory actions challenging CIGNA’s businesses and the outcome of pending government proceedings and federal tax audits;

5.	heightened competition, particularly price competition, which could reduce product margins and constrain growth in CIGNA’s businesses, primarily the health care business;

6.	significant changes in interest rates;

7.	downgrades in the financial strength ratings of CIGNA’s insurance subsidiaries, which could, among other things, adversely affect new sales and retention of current business;

8.
limitations on the ability of CIGNA’s insurance subsidiaries to dividend capital to the parent company as a result of downgrades in the subsidiaries’ financial strength ratings, changes in statutory reserve or capital requirements or other financial constraints;

9.
inability of the program adopted by CIGNA to substantially reduce equity market risks for reinsurance contracts that guarantee minimum death benefits under certain variable annuities (including possible market difficulties in entering into appropriate futures contracts and in matching such contracts to the underlying equity risk);

10.
adjustments to the reserve assumptions (including lapse, partial surrender, mortality, interest rates and volatility) used in estimating CIGNA’s liabilities for reinsurance contracts covering guaranteed minimum death benefits under certain variable annuities;

11.
adjustments to the assumptions (including annuity election rates and reinsurance recoverables) used in estimating CIGNA’s assets and liabilities for reinsurance contracts that guarantee minimum income benefits under certain variable annuities;

12.
significant stock market declines, which could, among other things, result in increased pension expenses of CIGNA’s pension plan in future periods and the recognition of additional pension obligations;

13.
unfavorable claims experience related to workers’ compensation and personal accident exposures of the run-off reinsurance business, including losses attributable to the inability to recover claims from retrocessionaires;

14.	significant deterioration in economic conditions, which could have an adverse effect on CIGNA’s operations and investments;

15.
changes in public policy and in the political environment, which could affect state and federal law, including legislative and regulatory proposals related to health care issues, which could increase cost and affect the market for CIGNA’s health care products and services; and amendments to income tax laws, which could affect the taxation of employer provided benefits, and pension legislation, which could increase pension cost;

16.
potential public health epidemics and bio-terrorist activity, which could, among other things, cause our covered medical and disability expenses, pharmacy costs and mortality experience to rise significantly, and cause operational disruption, depending on the severity of the event and number of individuals affected;

17.	risks associated with security or interruption of information systems, which could, among other things, cause operational disruption; and

18.
challenges and risks associated with the successful management of CIGNA’s outsourcing projects or key vendors, including the agreement with IBM for provision of technology infrastructure and related services.

This list of important factors is not intended to be exhaustive. Other sections of our most recent Annual Report on Form 10-K, including the “Risk Factors” section, our Form 10-Q for the quarter ended March 31, 2007 and other documents filed with the Securities and Exchange Commission include both expanded discussion of these factors and additional risk factors and uncertainties that could preclude CIGNA from realizing the forward-looking statements. CIGNA does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: May 30, 2007	By: /s/ Nicole S. Jones
Nicole S. Jones
Corporate Secretary and
Vice President, Corporate & Financial Law